SCHEDULE 14A
                                 (RULE 13a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.    )

Filed  by  the  Registrant  [  ]

Filed  by  a  Party  other  than  the  Registrant  [  ]

Check  the  appropriate  box:

[  ]  Preliminary  Proxy  Statement     [  ]  Confidential,  for Use of the
                                              Commission Only (as permitted by
                                              Rule  14A-6(e)(2))
[X]  Definitive  Proxy  Statement
[ ]  Definitive  Additional  Materials
[ ]  Soliciting  Material  Pursuant  to  Rule  14a-11(c)  or  Rule  14a-12

                          Anything Internet Corporation
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                       N/A
    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment  of  Filing  Fee  (Check  the  appropriate  box):

[X]  No  fee  required.

[ ]  Fee  computed  on  table below per Exchange Act Rules 14-a6(i)(1) and 0-11

(1)     Title  of  each  class  of  securities  to  which  transaction  applies:

------------------------------------------------------------------------------

(2)     Aggregate  number  of  securities  to  which  transaction  applies:

------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

------------------------------------------------------------------------------

(4)     Proposed  maximum  aggregate  value  of  transaction:

------------------------------------------------------------------------------

(5)     Total  fee  paid:

------------------------------------------------------------------------------

[  ]  Fee  paid  previously  with  preliminary  materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

(1)     Amount  Previously  Paid:

------------------------------------------------------------------------------

(2)     Form,  Schedule  or  Registration  Statement  No.:

------------------------------------------------------------------------------

(3)     Filing  Party:

------------------------------------------------------------------------------

(4)     Date  Filed:

------------------------------------------------------------------------------

                          ANYTHING INTERNET CORPORATION
                    Notice of Annual Meeting of Stockholders
                           to be held October 29, 1999

Colorado  Springs,  CO
October  7,  1999

PLEASE TAKE NOTICE that the Annual Meeting of the Stockholders of Anything Internet Corporation will be held on October 29, 1999 at the Company's offices located at 3020 North El Paso, Ste. 103, Colorado Springs, Colorado (Phone:
719-227-1903). The meeting will convene at 10:00AM Mountain Daylight Time for the following purposes:

     (1)     For  the  election  of  directors;

     (2) To ratify the selection of Ronald R. Chadwick, P.C., CPA as independent auditor for fiscal 1999; and

     (3) For the transaction of such other business as may properly come before this meeting.

The transfer books of the Company will not be closed, but only stockholders of record at the close of business on October 13, 1999 will be entitled to vote at the meeting.

STOCKHOLDERS ARE CORDIALLY INVITED TO ATTENT THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELEOPE TO ASSURE YOUR REPRESENTATION AT THE MEETING. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO ITS EXERCISE BY GIVING NOTICE OT THE COMPANY OR BY ATTENDING THE MEETING AND VOTING IN PERSON. YOUR VOTE IS IMPORTANT.

Cameron  B.  Yost
Secretary

                                 PROXY STATEMENT

                          ANYTHING INTERNET CORPORATION
                          3020 North El Paso, Ste. 102
                        Colorado Springs, Colorado  80907
                                 (719) 227-1903

The following information is furnished to stockholders of Anything Internet Corporation (the "Company") in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the Annual Meeting (the "Meeting") of Stockholders to be held on October 29, 1999 and at any adjournment thereof. All properly executed proxies will be voted in accordance with the instructions contained thereon, and if no choice is specified, the proxies will be voted for the election of all the directors named and in favor of each proposal set forth in the Notice of Meeting.

Any Anything Internet stockholder has the power to revoke his Proxy before its exercise at the Meeting or any adjournment thereof by: (1) giving written notice of revocation to the Secretary of the Company, Cameron B. Yost, 3020 North El Paso, Ste. 103, Colorado Springs, CO 80907, prior to the Meeting; (2) giving written notice of revocation to the Secretary at the Meeting; or (3) signing and delivering a Proxy bearing a later date. However, the mere presence at the Meeting of a stockholder who has executed and delivered a valid Proxy will not revoke such a Proxy.

There are no dissenters' rights of appraisal. Neither the By-laws nor corporate law of the Company's state of Incorporation call for any dissenters' rights of appraisal.

This proxy statement will be transmitted to stockholders on or about October 15, 1999.

                                     VOTING

The voting securities of the Company consist of shares of its Class A common stock, no par value (the "Common Stock"). Holders of record of the Common Stock at the close of business on October 13, 1999 will be entitled to vote at the Meeting. Each share of Common Stock entitles its owner to one vote. Cumulative voting is not allowed. The number of shares outstanding of the Common Stock at the close of business on October 6, 1999 was 3,080,400.

The holders of record of 50.1% of the outstanding shares of the Common Stock will constitute a quorum for the transaction of business at the Meeting, but if a quorum should not be present, the Meeting may adjourn from time to time until a quorum is obtained.

A majority of the shares represented and entitled to vote at the meeting are required for an affirmative vote. An abstained vote will be counted in determining a quorum, but will not be counted as a vote either for or against the issue.

                              ELECTION OF DIRECTORS

At the Meeting, four directors are to be elected who shall hold office until the next following Annual Meeting of Stockholders or until their successors are duly elected and qualified. In the absence of instructions to the contrary, it is the intention of the persons named in the enclosed form of proxy to vote such proxy for the election of the nominees named below. If any of the nominees named below are unable or unwilling to serve as a director (an event which the Company does not anticipate), the persons designated as proxies will vote for the remaining nominees and for such other persons as they may select. The nominees for the four (4) directorships, all of whom presently serve as directors, are set out below:

Name               Age                     Position
-----------------  ---  -----------------------------------------------
J. Scott Sitra      27  President, Chief Executive Officer and Director
Robert C. Schick    35  Chief Technology Officer and Director
Alfred W. Delisle   34  Business Development Manager and
                        Director
Cameron B. Yost     45  Secretary, Treasurer and Director

     The Board of Directors of the Company is comprised of only one class of director. Each director is elected to hold office until the next annual meeting of shareholders and until his successor has been elected and qualified. Officers are elected annually by the Board of Directors and hold office until successors are duly elected and qualified. The following is a brief account of the business experience of each director and executive officer of the Company. There is no family relationship between any Director or Executive Officer of the Company.

     J. SCOTT SITRA, President, Chief Executive Officer and Director is also the Chairman of AnythingPC Internet Corporation and is the Chairman and Chief Executive Officer of Anything Coffee Corporation, concurrently is the President and Chief Executive Officer of Sitra Enterprises, Inc., a privately held international management and financial consulting firm specializing in assisting emerging, high-growth companies evolve from the developmental stage into profitable operating entities. Sitra Enterprises has actively participated in the successful growth and development of several private and public companies.
Mr. Sitra has participated as a principal and executive officer in several successful start-up and turn-around ventures, and has extensive experience working directly with the investment community. Mr. Sitra has been a Director since October 1998 and held his other positions since April 1999.

     ROBERT C. SCHICK, Chief Technology Officer, Director is also the President, Chief Executive Officer and Director of AnythingPC Internet Corporation and is the President and Director of Anything Coffee Corporation, co-founded the Company in August 1997. Mr. Schick has over 14 years experience with the computer industry ranging from a computer operator in the U.S. Army to an Apple Products Manager at Tech Data Corporation where he was responsible for over $50+ million dollars a year in revenue; he was also responsible for marketing to Apple's internal sales force as well their 35,000+ resellers. Prior to joining the Company, Mr. Schick was the Southeast Accounts Manager for Bendata, Inc., a software company offering help-desk solutions to corporate MIS departments at Fortune 1000 companies, manufacturers and educational and financial institutions. Before joining Bendata in 1996, Mr. Schick worked at Tech Data, a wholesale electronics distributor, where he was responsible for working with Fortune 1000 companies, negotiating vendor contracts, and overseeing purchasing to maintain an efficient inventory matrix. Throughout his tenure at Tech Data Mr. Schick continually exceed all of his sales and performance quotas. Mr. Schick was President of the Company from August 1997 to April 1999 when he moved into his current positions; he has always been a Director of the Company.

     ALFRED W. DELISLE, Business Development Manager and Director is also a Director of AnythingPC Internet Corporation and is a Director of Anything Coffee Corporation, co-founded the Company in August 1997. Mr. Delisle has over 14 years of experience in the hardware and software industry and more than eight years of experience in wholesale distribution with Tech Data Corporation, the world's second largest distributor of personal computers, peripherals, software and related components, where he has held a variety of positions within their high-volume sales division. Prior to working for Tech Data, Mr. Delisle was employed by Boston Micro, a reseller specializing in establishing channel sales relationships between U.S. manufacturers and distributors in Western Europe. Mr. Delisle left his position at Tech Data in December 1998 to focus his full attentions to his duties at the Company. Mr. Delisle has held his positions with the Company since August 1997 and with AnythingPC Internet Corporation since April 1999.

     CAMERON B. YOST, Secretary, Treasurer and a Director is also a Director of AnythingPC Internet Corporation and is a Director of Anything Coffee Corporation, is concurrently the President and Chief Executive Officer of Banyan Corporation, a publicly traded corporation. Banyan designs, manufactures and markets accessory products for personal computers with a focus on notebook computers; Banyan also retains a significant equity position in the Company. See "Principal Shareholders". Prior to joining Banyan in 1995, Mr. Yost worked at Vornado Air Circulation Systems as a co-founder and vice president where he helped generate $2.8 million and $5.7 million in sales during the first and second years of operation, respectively. Prior to Vornado, Mr. Yost materially participated as a principal and executive officer in other successful start-up and turnaround ventures. Mr. Yost has held his positions with the Company since October 1998 and with AnythingPC Internet Corporation since April 1999. Mr. Yost is currently under indictment in the U.S. District Court for the Southern District of New York for conspiracy to commit securities fraud, mail fraud and commercial bribery in connection with the common stock of Banyan Corporation. Mr. Yost has been, and plans on continuing to, vigorously deny any and all charges brought against him.

                   VOTE REQUIRED AND RECOMMENDED OF THE BOARD

An affirmative vote of the holders of a majority of the issued and outstanding shares of Common Stock is necessary for the election of directors.

The Board of Directors recommends a vote for the above named directors to be elected as directors to hold office until the next Annual Meeting or until their successor is duly elected and qualified.

                          BOARD AND COMMITTEE MEETINGS

During the fiscal year ending June 30, 1999 the Company held six director meetings. Subsequent to the end of the fiscal year ending June 30, 1999 the Company has held one meeting prior to October 6, 1999.

The Company established a compensation committee on September 28, 1998 which consists of Alfred W. Delisle and J. Scott Sitra. The Compensation Committee is responsible for setting the annual and long-term performance goals for the Chief Executive Officer, evaluating his performance against these goals, and recommending his salary, bonus and long-term incentives. The Compensation Committee reviews the performance of all of the other executive officers of the Company and recommends to the Board the amount and form of all compensation of executive officers of the Company. The Compensation Committee held only meeting in the fiscal year ending June 30, 1999. J. Scott Sitra, President and Chief Executive Officer of the Company, does not participate in evaluating his own performance.

No committee meetings were held since the end of the fiscal year ending June 30, 1999 and prior to October 6, 1999.

                                   MANAGEMENT

All of the Company's executive officers serve a term of one year or until their successors are elected or appointed and qualified. The following table sets forth certain information with respect to the executive officers of the Company:

Name               Age                     Position
-----------------  ---  -----------------------------------------------
J. Scott Sitra      27  President, Chief Executive Officer and Director
Robert C. Schick    35  Chief Technology Officer and Director
Alfred W. Delisle   34  Business Development Manager and
                        Director
Cameron B. Yost     45  Secretary, Treasurer and Director

See Election of Directors for biographical information on J. Scott Sitra, Robert
C.  Schick,  Alfred  W.  Delisle  and  Cameron  B.  Yost.

                                  COMPENSATION

The following table shows the annual compensation for the officers of Anything Internet Corporation:

                             Annual Compensation               Awards             Payouts
                         ---------------------------  --------------------------  -------
                                                                                              All
                                            Other                    Securities              Other
Name and                                    Annual     Restricted    Underlying     LTIP    Compen-
Principal                Salary   Bonus    compen-       Stock      Options/SAR   Payouts    sation
Position           Year    ($)     ($)    sation ($)  Award(s) ($)      (#)         ($)       ($)
-----------------  ----  -------  ------  ----------  ------------  ------------  --------  --------
J. Scott Sitra
  President,
  CEO and
  Director         1999      -0-                             5,000   (1) 100,000
                   1998      -0-                               200

Robert C. Schick
  Chief
  Technology
  Officer and
  Director
                   1999   30,887                             5,000   (2) 205,000
                   1998      -0-                               200   (2) 205,000

Alfred W. Delisle
  Business
  Development
  Manager and
  Director
                   1999   11,457                             5,000   (2) 110,000
                   1998      -0-                               200   (2) 110,000

Cameron B. Yost
  Secretary,
  Treasurer
  And Director
                   1999      -0-                             5,000
                   1998      -0-                               200

(1)     Currently  fully vested, exercisable into common stock: 50,000 at $40 a share, 25,000 at $75 a  share  and  25,000  at  $100  a  share.  The  options  expire  on  April  1,  2002.
(2)     Currently  fully  vested,  exercisable  into  common  stock  at $1.00 a share, and expire on
        February  29,  2000.

All compensation and other arrangements between the Company and its officers and directors are to be approved by the Compensation Committee. Directors are compensated $5,000 annually, either in the form or cash and/or stock, and reimbursed for reasonable out-of-pocket travel and related expenses.

                          COMPENSATION COMMITTEE REPORT

No  employment  contracts  are  currently  outstanding  as  of  this  date.

                           FIVE YEAR PERFORMANCE GRAPH

The Company was privately held and operated until its public debut on the OTC Bulletin Board on July 15, 1999 at a $4 bid price. Because there was no prior market for its Common Stock, a comparison to the Nasdaq Stock Market or Nasdaq Non-Financial Stock would not be representative of the Company. The bid price of the Company's stock as reported by the OTC Bulletin Board on October 6, 1999 was $2.81. The trading symbol for the Company's Common Stock is ANYI.

                               OWNERSHIP OF SHARES

The following table sets forth certain information known to the Company regarding the beneficial ownership of common stock as of October 6, 1999, by (i) each Director of the Company, (ii) each executive officer of the Company, (iii) all directors and executive officers as a group, and (iv) each person known to the Company to be the beneficial owner of more than 5% of its outstanding shares of common stock. Percentage of ownership is based on 3,080,400 shares of common stock issued and outstanding as of October 6, 1999.

                                                                        Shares     Percent of
Directors and Executive Officers                                      Owned (1)     Class (2)
-------------------------------------------------------------------  ------------  -----------
J. Scott Sitra
   3020 North El Paso, Ste. 103
   Colorado Springs, CO  80907                                         (3) 10,000         0.3%
Robert C. Schick
   3020 North El Paso, Ste. 103
   Colorado Springs, CO  80907                                        (4) 216,897         7.0%
Alfred W. Delisle
   4525 S. Renellie Dr.
   Tampa, FL  33611-2124                                              (5) 120,959         3.9%
Cameron B. Yost
   4740 Forge Rd., Bldg. 112
   Colorado Springs, CO  80907                                             38,880         1.3%
All current directors and executive officers as a group (4 persons)
                                                                      (6) 386,736        12.6%

Five Percent Shareholders
-------------------------

Raymond D. Schick and
  Alice F. Schick                                                         126,090         4.1%
Banyan Corporation
   4740 Forge Rd., Bldg. 112
   Colorado Springs, CO  80907                                            800,027        26.0%
------------------------------

*  Less  than  1%

(1)     Beneficial  ownership  is  determined  in  accordance with the 13d-3 of the Securities
Exchange  Act  of  1934.  In computing the number of shares beneficially owned by a person and the  percentage  ownership  of  that person, shares of common stock subject to options held by that  person  that  are  currently  exercisable  or  become exercisable within 60 days of this report,  but not included in the table above.  Those shares are not deemed outstanding for the purpose  of  computing  the  percentage  ownership  of  any  other  person.

(2)     Based  on  3,080,400  shares  issued  and  outstanding  as  of  October  6,  1999.

(3)     Does  not  include  100,000  vested options expiring on April 1, 2002.  50,000 options exercisable  at  $40  a  share,  25,000 options exercisable at $75 a share, and 25,000 options exercisable  at  $100  a  share.

(4)     Does  not  include  205,000 vested options expiring on February 29, 2000.  All options are  exercisable  at  $1  a  share.

(5)     Does  not  include  110,000 vested options expiring on February 29, 2000.  All options are  exercisable  at  $1  a  share.

(6)     Does  not  include 415,000 vested options having exercisable prices ranging from $1 to
$100  a  share.

                    RATIFICATION OF THE SELECTION OF AUDITORS

The Board of Directors recommends that the stockholders ratify the selection of Ronald R. Chadwick, P.C., CPA of Aurora, Colorado to auditors for the Company for 1998 and 1999.

                  VOTE REQUIRED AND RECOMMENDATION OF THE BOARD

The affirmative votes of the holders of a majority of the issued and outstanding shares of Common Stock is necessary for the ratification of the selection of accountants. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THIS PROPOSAL.

                              FINANCIAL STATEMENTS

Financial statements are included in this Proxy Statement as they are deemed necessary for the exercise of prudent judgement by the stockholders with respect to any proposal to be submitted at this Meeting. The SEC Form 10-KSB of the Company for the year ended June 30, 1999, including audited financial statements accompany this Proxy Statement, and are deemed to be a part of the proxy soliciting material.

                                  OTHER MATTERS

The Board of Directors knows of no other matters to be brought before this Annual Meeting. However, if other matters should come before the Meeting, it is the intention of each person named in the proxy to vote such proxy in accordance with his judgement on such matters.

                             STOCKHOLDERS PROPOSALS

Any interested stockholder may submit a proposal concerning the Company to be considered by the Board of Directors of the Company for inclusion in the proxy statement and form of proxy relating to next year's Annual Meeting of the Stockholders. In order for any proposal to be so considered by the Board for inclusion in the proxy statement, all proposals must be in writing in proper form and received by the Company on or before September 1, 2000. Any stockholder so interested may do so by submitting such proposal to: Anything Internet Corporation, 3020 North El Paso, Ste. 103, Colorado Springs, Colorado 80907.

                               PROXY SOLICITATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. THE SOLICITATION WILL BE BY MAIL.

The entire expense of preparing, assembling, printing and mailing the proxy form and the material used in the solicitation of proxies will be paid by the Company. The Company will request banks and brokers to solicit their customers who beneficially own the Company's Common Stock listed in the names of nominees and will reimburse said banks and brokers for any reasonable out-of-pocket expenses of such solicitation. In addition to the use of the mails, solicitation may be made by the employees of the Company by telephone, telegraph, cable and personal interview. The Company does not expect to pay any compensation to such persons, other than their regular compensation, for their services in the solicitation of the proxies.

BY  ORDER  OF  THE  BOARD  OF  DIRECTORS

J.  Scott  Sitra
President  and  Chief  Executive  Officer

Colorado  Springs,  Colorado
October  7,  1999

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY, STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING AND WISH THEIR STOCK TO BE VOTED ARE URGED TO DATE, SIGN AND MAIL THE ACCOMPANYING PROXY TO THE FOLLOWING ADDRESS.

                                      PROXY
                          ANYTHING INTERNET CORPORATION
                          3020 North El Paso, Ste. 103
                        Colorado Springs, Colorado  80907

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF ANYTHING INTERNET CORPORATION.

The undersigned hereby appoints J. Scott Sitra, Robert C. Schick, Alfred W. Delisle and Cameron B. Yost, or any of them (with full power to act along and to designate substitutes), proxies of the undersigned, with authority to vote and act with respect to all shares of the Common Stock of Anything Internet Corporation that the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held on October 29, 1999 at 10:00AM Mountain Daylight Time at the Company's offices located at 3020 North El Paso, Ste. 103, Colorado Springs, Colorado 80907 and at any adjournment thereof, upon the matters noted below and upon any other matters that may properly come before the Meeting or any adjournment thereof. Said proxies are directed to vote as checked below upon the following matters, and otherwise in their discretion. An abstained vote will be counted in determining a quorum, but will not be counted as a vote either for or against the issues.

(1) To elect directors, the following nominees: J. Scott Sitra, Robert C. Schick, Alfred W. Delisle and Cameron B. Yost.

(  )     For  all  of  the  foregoing  nominees
(  )     WITHHOLD  AUTHORITY  to  vote  for  all  of  the  foregoing  nominees
(  )     ABSTAIN

NOTE: TO WITHHOLD AUTHORITY FOR AN INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THAT NOMINEE'S NAME. UNLESS AUTHORITY TO VOTE FOR ALL OF THE FOREGOING NOMINEES IS WITHHELD, THIS PROXY WILL BE DEEMED TO CONFER AUTHORITY TO VOTE FOR EACH NOMINEE WHOSE NAME IS NOT STRUCK.

(2) To ratify the selection of Ronald R. Chadwick, P.C., CPA as the independent auditor for 1998 and 1999.

(  )     Vote  FOR
(  )     Vote  AGAINST
(  )     ABSTAIN

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IN THE ABSENCE OF SPECIFIC DIRECTIONS, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS NAMED AND FOR THE RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS. If any further business is transacted at the Meeting, this Proxy will be voted in accordance with the best judgment of the proxies. The Board of Directors recommends a vote FOR each of the listed propositions. This Proxy may be revoked prior to its exercise.

Note: Please sign exactly as name(s) appear on the stock certificate. An attorney, executor, administrator, trustee or guardian or other fiduciary should sign as such. ALL JOINT OWNERS MUST SIGN.


Dated:  _________________________  ________________________________________
                                   Signature  of  Stockholder(s)



                                   ________________________________________
                                   Signature  of  Stockholder(s)


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